Filed by Enterprise Financial Services Corp
Pursuant to Rule 425 of the Securities Act of 1933
and deemed filed pursuant to Rule 14a-6(b)
of the Securities Exchange Act of 1934

Subject Company: Jefferson County Bancshares, Inc.
Commission File No.: 001-15373

October 11, 2016
Merger of Enterprise Financial Services Corp and Jefferson County Bancshares, Inc.

The following Employee Announcement, FAQs, and Talking Points were provided to employees of Enterprise Financial Services Corp in connection with the merger with Jefferson County Bancshares, Inc.

To all associates from Peter
re: Acquisition of Eagle Bank and Trust
Today we announced that Enterprise has entered into a definitive agreement to acquire Jefferson County Bancshares, Inc., parent company of Eagle Bank and Trust Company of Missouri, (“Eagle”). We expect to close on the transaction in the first quarter of next year, subject to regulatory approval, and integrate Eagle’s accounts and systems in mid year 2017.
Eagle is a successful $1 billion bank with 12 branches in the St. Louis metro area, a branch further south in Perryville, MO, and five limited service facilities. It has a proud 105 year history of serving its clients and communities.
This acquisition is highly beneficial to Enterprise and Eagle alike. Enterprise will gain a large new core deposit base (almost $800 million), which has long been a strategic priority, and an expanded branch system. We’ll add talented new associates at all levels and a valuable new client base.
All associates will gain the broader opportunities available at our nearly $5 billion combined organization; and Eagle’s clients will have access to a more comprehensive array of products and services.
Attached are an FAQ for your information and Talking Points for use with clients, prospects and others.
The financial advantages of this acquisition are substantial. They are highlighted in the investor presentation and press release, both of which are available on the Business & Strategy page of our intranet and under the Investor Relations tab on our website.
Kenny Hitt will lead the branch integration planning process for Enterprise. It’s important to note that, while the Enterprise and Eagle boards have agreed to merge, Eagle remains an independent bank until the transaction is formally approved by regulators and closes. Enterprise associates should not contact Eagle associates without prior approval by Kenny.
Eagle’s CEO, Mike Walsh, will join Enterprise as Chairman of the St. Louis Region. James Graser remains President of the Region and his direct reports remain the same. Mike and James will both report to Scott Goodman.
Partnering with Eagle will significantly increase our combined share and market power in the St. Louis region. It will further diversify our loan portfolio and materially strengthen our core deposit base. Our combined organization will have greater scale, robust earning power and an even more compelling client value proposition.
All in all, this acquisition begins an exciting new chapter in the Enterprise growth story.

Forward-looking Statements
Certain statements contained in this announcement may be considered forward-looking statements. These forward-looking statements may include: statements regarding the Merger, the range of consideration of the Merger and the ability of the parties to consummate the Merger. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “pro forma” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made. EFSC does not assume any duty and does not undertake to update forward-looking statements. Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those that EFSC anticipated in its forward-looking statements and future results could differ materially from historical performance. Factors that could cause or contribute to such differences include, but are not limited to, the possibility: that expected benefits may not materialize in the timeframe expected or at all, or may be more costly to achieve; that the transaction may not be timely completed, if at all; that prior to the completion of the transaction or thereafter, EFSC’s respective businesses may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies; that required regulatory, shareholder or other approvals are not obtained or other closing conditions are not satisfied in a timely manner or at all; reputational risks and the reaction of the companies’ customers to the transaction; diversion of management time on merger-related issues; and those factors and risks referenced from time to time in EFSC’s filings with the Securities and Exchange Commission. For any forward-looking statements made in this presentation or in any documents, EFSC claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.
Additional Information About the Merger and Where to Find It
In connection with the proposed merger transaction, EFSC will file with the Securities and Exchange Commission a Registration Statement on Form S-4 that will include a Proxy Statement of JCB, and a Prospectus of EFSC, as well as other relevant documents concerning the proposed transaction. Shareholders are urged to read the Registration Statement and the Proxy Statement/Prospectus regarding the Merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information.
A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about EFSC and JCB, may be obtained once filed at the SEC’s Internet site (http://www.sec.gov).
EFSC and JCB and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of JCB in connection with the proposed merger. Information about the directors and executive officers of EFSC is set forth in the proxy statement for EFSC’s 2016 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 16, 2016. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

Enterprise / Eagle Merger FAQs for Enterprise Associates
October 11. 2016

Who is Eagle Bank & Trust?
Eagle Bank & Trust (Eagle) has a long, successful history in the St. Louis market, serving customers since 1911. They are a $1 billion bank with 12 branches and five limited use facilities in the St. Louis metro area and a branch in Perryville, MO. The Eagle retail branch network is well positioned relative to our existing Enterprise locations and will materially expand our presence in the St. Louis region. There is no plan to close or consolidate branches following completion of the transaction.
Eagle is led by CEO Mike Walsh. He will join Enterprise as Chairman of the St. Louis Region. James Graser remains President of the Region and his direct reports remain the same. Mike and James will both report to Scott Goodman.

Why does Eagle want to merge with Enterprise?
Eagle leadership selected Enterprise as their preferred partner due to our strong reputation and the opportunity for continued local decision making. Both organizations share a commitment to client service and community support. Our combined organization will offer Eagle’s clients a broader array of products and services, including expanded wealth management and treasury management services, business and consumer card products and more. Eagle’s associates will benefit from the growth opportunities and resources of a $5 billion bank.

How does Enterprise benefit from this merger?
Eagle is a large community bank with a deposit / funding mix similar to that of the Enterprise Kansas City region. The combined Enterprise / Eagle organization will have almost $5 billion in assets and will rank as the fourth largest community bank in the St. Louis area. More specifically, Enterprise is poised to benefit from this merger in a number of ways, including:

•	The expanded capital base and diversification of the combined loan portfolio create additional capacity to grow our existing lines of business;

•	Enterprise Credit Card and Wealth Products offerings fit well with Eagle’s retail customer base.

•
Additional deposit generation capability will be gained through expanded Treasury Management opportunities, as well as opportunity for growth in Business Banking and Commercial deposits, mortgage referrals, and fees from debit cards;

•	This transaction triples the size of the EB&T branch network and provides a valuable new client base. It offers our clients much more branch convenience.
Advantages of this merger are further described in the investor presentation and press release, both of which are available on the intranet or in the Investor Relations tab on our website.

How will this affect associates?
We expect very little impact on Enterprise associates. We don’t plan to close or consolidate any Enterprise or Eagle branches. We don’t expect any job eliminations for current Enterprise associates, nor do we expect any branch-based Eagle associates to be laid off as a result of this merger.
We are committed to informing every associate who will be impacted in some way by this merger within 30 days after Closing.

When is the Closing?
The Closing is subject to regulatory approval and is expected to take place in the 1st quarter of 2017.

How will associates be kept informed about the acquisition and get merger-related questions answered, etc.?
Managements at both organizations are committed to keeping all associates informed and to be as transparent as possible throughout this process.
For Enterprise associates, a dedicated page will be created on the EB&T intranet where messages, updated FAQs, and other information will be posted regularly. Watch the Intranet for more information.
Any questions or concerns should be directed to HR@enterprisebank.com. This email will be monitored by Lorie White who will ensure responses are provided in a timely manner.

How will Enterprise clients be impacted?
This will have very little impact on Enterprise clients. Their accounts will not change and they will continue to work with the same Enterprise associates.
Enterprise has significant experience in mergers and acquisitions, having successfully completed over a dozen transactions in the last decade. Managements at both organizations are committed to making the transition for clients as seamless as possible.

Can Eagle customers use Enterprise branches now, and vice versa?
Not yet. Though the Enterprise and Eagle boards have agreed to merge, each bank will remain independent until the transaction is formally approved by regulators and the deal has closed, probably in the first quarter of next year. Even post-close, Eagle clients will not be able to transact business at Enterprise branches (and vice versa) until computer systems have been integrated, which we expect to be completed mid-year 2017. Once the integration is complete, Enterprise and Eagle clients will be able to transact business at any of the combined organization’s branches.

What happens next?
The next few months will be “business as usual” for most Eagle and Enterprise associates. Enterprise and Eagle remain independent banks until we gain regulatory approval and close on the transaction.
Kenny Hitt will lead Enterprise’s branch integration effort. He will establish the project teams and integration plans. Until closing, Enterprise and Eagle counterparts will not be permitted to interact with one another without requesting and getting approval from Kenny. As various merger-related needs arise that require the involvement of specific associates, those individuals will be provided specific direction regarding what is expected, whom they can contact, and any other relevant information they may need.
In the meantime, we all need to remain committed to achieving our individual and team goals in order to maintain the terrific momentum and results we’ve achieved so far in 2016

Forward-looking Statements
Certain statements contained in this presentation may be considered forward-looking statements. These forward-looking statements may include: statements regarding the Merger, the range of consideration of the Merger and the ability of the parties to consummate the Merger. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “pro forma” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made. EFSC does not assume any duty and does not undertake to update forward-looking statements. Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those that EFSC anticipated in its forward-looking statements and future results could differ materially from historical performance. Factors that could cause or contribute to such differences include, but are not limited to, the possibility: that expected benefits may not materialize in the timeframe expected or at all, or may be more costly to achieve; that the transaction may not be timely completed, if at all; that prior to the completion of the transaction or thereafter, EFSC’s respective businesses may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies; that required regulatory, shareholder or other approvals are not obtained or other closing conditions are not satisfied in a timely manner or at all; reputational risks and the reaction of the companies’ customers to the transaction; diversion of management time on merger-related issues; and those factors and risks referenced from time to time in EFSC’s filings with the Securities and Exchange Commission. For any forward-looking statements made in this presentation or in any documents, EFSC claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Additional Information About the Merger and Where to Find It
In connection with the proposed merger transaction, EFSC will file with the Securities and Exchange Commission a Registration Statement on Form S-4 that will include a Proxy Statement of JCB, and a Prospectus of EFSC, as well as other relevant documents concerning the proposed transaction. Shareholders are urged to read the Registration Statement and the Proxy Statement/Prospectus regarding the Merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information.
A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about EFSC and JCB, may be obtained at the SEC’s Internet site (http://www.sec.gov).
EFSC and JCB and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of JCB in connection with the proposed merger. Information about the directors and executive officers of EFSC is set forth in the proxy statement for EFSC’s 2016 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 16, 2016. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

Enterprise - Talking Points for Managers, CSOs and other Client-Facing Associates

(Note: As always, please direct all media inquiries to Jerry Mueller)

Facts about Eagle Bank & Trust:

•	Long successful history in St. Louis market; has been serving clients in our community for 105 years

•	Currently a $1 billion bank with 12 branches and five limited use facilities in the St. Louis metro area, and 1 branch in Perryville, MO

•	Eagle branch network complements existing Enterprise locations and there are no plans to close or consolidate any Enterprise or Eagle branches.

•	No branch-based associates are expected to be laid off as a result of this transaction

•	Eagle is led by its CEO Mike Walsh, who will join Enterprise as Chairman of the St. Louis Region. James Graser remains President of the Region.
Mutually beneficial acquisition:

•	Combined Enterprise / Eagle organization will have approximately $5 billion in assets and rank as fourth largest community bank in St. Louis area

•	Triples the size of the EB&T branch network and provides valuable new client base

•	Offers Enterprise clients more branch locations and Eagle’s clients a more comprehensive array of products and services

•	Adds talented new associates who will benefit from broader opportunities available at the combined organization

•
Advantages of this merger are described in the investor presentation and press release, both of which are available under the Investor Relations tab on our website and the Business & Strategy page of our intranet

Merger details and timeline:

•
Though the Enterprise and Jefferson County Bancshares (Eagle Bank & Trust Holding Company) boards have agreed to merge, Eagle will remain an independent bank until the transaction is formally approved by regulators and the deal has closed

•	Expect to close transaction in first quarter of next year

•	Enterprise clients will not be able to transact business at Eagle branches (and vice versa) until computer systems have been integrated, which we expect to be completed mid-year 2017

•	After systems and product conversions, Eagle branches will be rebranded as Enterprise Bank & Trust branches.

•	Scott Goodman will be President of the combined bank.

•	Peter Benoist remains CEO of Enterprise Financial Services Corp and Jim Lally remains President
Client Benefits / Possible Concerns

•
(From Eagle clients) Is Enterprise going to change my account? What is going to happen to my Rewards balance? Nothing changes until the two banks’ systems are integrated in mid 2017, but we will keep you informed about any potential changes to accounts well in advance. (refer Eagle clients to their Eagle banker for more information)

•
Eagle clients will benefit from a broader array of products and services, including trust and wealth management, treasury management, business and consumer card products and more. Our combined organization will have expanded lending capacity and expertise.

•
We do not plan to close or consolidate any Enterprise or Eagle branches or lay off any branch based associates as a result of this merger. Enterprise and Eagle clients will be able to continue working with the same associates at the same branches.

•	Enterprise and Eagle clients will have access to all of the combined organization’s branches after our computer systems are integrated in mid 2017.

•
Enterprise has significant experience in mergers and acquisitions, having successfully completed over a dozen transactions in the last decade. Managements at both organizations are committed to making the transition for clients as seamless as possible.

Forward-looking Statements
Certain statements contained in this presentation may be considered forward-looking statements. These forward-looking statements may include: statements regarding the Merger, the range of consideration of the Merger and the ability of the parties to consummate the Merger. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “pro forma” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made. EFSC does not assume any duty and does not undertake to update forward-looking statements. Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those that EFSC anticipated in its forward-looking statements and future results could differ materially from historical performance. Factors that could cause or contribute to such differences include, but are not limited to, the possibility: that expected benefits may not materialize in the timeframe expected or at all, or may be more costly to achieve; that the transaction may not be timely completed, if at all; that prior to the completion of the transaction or thereafter, EFSC’s respective businesses may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies; that required regulatory, shareholder or other approvals are not obtained or other closing conditions are not satisfied in a timely manner or at all; reputational risks and the reaction of the companies’ customers to the transaction; diversion of management time on merger-related issues; and those factors and risks referenced from time to time in EFSC’s filings with the Securities and Exchange Commission. For any forward-looking statements made in this presentation or in any documents, EFSC claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.
Additional Information About the Merger and Where to Find It
In connection with the proposed merger transaction, EFSC will file with the Securities and Exchange Commission a Registration Statement on Form S-4 that will include a Proxy Statement of JCB, and a Prospectus of EFSC, as well as other relevant documents concerning the proposed transaction. Shareholders are urged to read the Registration Statement and the Proxy Statement/Prospectus regarding the Merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information.
A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about EFSC and JCB, may be obtained at the SEC’s Internet site (http://www.sec.gov).
EFSC and JCB and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of JCB in connection with the proposed merger. Information about the directors and executive officers of EFSC is set forth in the proxy statement for EFSC’s 2016 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 16, 2016. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.